UNITED STATES

SECURITIES AND EXCHANE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 18, 2018

PETROGRESS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55854	27-2019626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

757 Third Avenue, Suite 2110, New York, New York		10017
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code: 212-376-5228

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 - Changes in Registrant’s Certifying Accountant

On July 18, 2018, Petrogress, Inc. (the “Company”) was notified by the U.S. Securities and Exchange Commission that the Public Company Accounting Oversight Board had revoked the registration of the Company’s independent registered public accounting firm, David S. Friedkin, CPA (“Friedkin”). As such, the Company’s Board of Directors resolved to dismiss Freidkin as its independent registered public accounting firm on July 19, 2018. Freidkin was initially engaged by the Company on January 18, 2017.

None of Freidkin’s reports on the Company's financial statements since the date of Freidkin’s engagement contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, from the period beginning upon Freidkin’s engagement through the date of this report, there were no disagreements with Freidkin on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Freidkin, would have caused the Company to make reference to the matter in a report on the Company’s financial statements.

During the fiscal years ended December 31, 2016 and 2017, and through the interim period ended on the date of this report, the following “reportable events” (as such term is defined in Item 304 of Regulation S-K) existed.

As disclosed in the Company’s Annual Reports on Form 10-K for the fiscal years ended on December 31, 2016 and 2017, and in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017, September 30, 2017 and March 31, 2018, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of each such period due to the existence of material weaknesses related to (a) insufficient resources resulting from an inadequate number of personnel with requisite expertise in key functional areas of finance and accounting, (b) a lack of segregation of duties due to an inadequate number of personnel and (c) the lack of an audit committee resulting in lack of independent oversight in the establishment and monitoring of required internal controls and procedures. Such material weaknesses have not been remediated as of the date of this report on Form 8-K.

Other than as disclosed above, there were no reportable events during the fiscal years ended December 31, 2016 and 2017, and through the interim period ended on the date of this report. The Company’s Board of Directors discussed the subject matter of each reportable event with Friedkin.

The Company has provided Friedkin with a copy of this report and requested that it furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Freidkin’s letter provided in response to the Company’s request dated July 20, 2018, is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this report on Form 8-K.

Exhibit	Description

16.1	Letter from David S. Friedkin, CPA dated July 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 20, 2018

PETROGRESS, INC.

 /s/ Christos Traios

Christos Traios, President and CEO